UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 7, 2025
Date of Report (Date of earliest event reported)
Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	98-0374481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 4.55% Series G preferred share	ACGLN	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07    Submission of Matters to a Vote of Security Holders.
Arch Capital Group Ltd.'s (“ACGL”) annual meeting of shareholders was held on May 7, 2025. At the meeting, the holders of 336,737,480 common shares, which represents approximately 90 percent of the outstanding shares entitled to vote as of the record date of March 12, 2025, were represented in person or by proxy. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:
Item 1. The vote on the election of the four Class III directors to hold office for a term of three years and until their respective successors are duly elected and qualified or their earlier resignation or removal. The voting results were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
John L. Bunce, Jr.	271,264,799	51,530,998	314,951	13,626,732
Moira Kilcoyne	294,026,183	28,798,153	286,412	13,626,732
Alexander Moczarski	318,258,774	4,728,243	123,731	13,626,732
Nicolas Papadopoulo	319,854,999	3,156,037	99,712	13,626,732
Item 2. The vote on a proposal on advisory vote to approve named executive officer compensation. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
273,596,718	48,862,399	651,631	13,626,732
Item 3. The vote on the ratification of the selection of PricewaterhouseCoopers LLP as ACGL’s independent registered public accounting firm for the year ending December 31, 2025. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
320,401,153	16,189,621	146,706	—
Item 4. The vote on the election of certain individuals as Designated Company Directors of certain of ACGL’s non-U.S. subsidiaries. The voting results were as follows:

DIRECTOR	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Brian Chen	322,129,422	56,259	925,067	13,626,732
Crystal Doughty	322,119,460	69,442	921,846	13,626,732
Matthew Dragonetti	322,095,184	54,065	961,499	13,626,732
Seamus Fearon	322,120,357	60,805	929,586	13,626,732
Jerome Halgan	322,073,178	118,104	919,466	13,626,732
Chris Hovey	322,082,890	105,452	922,406	13,626,732
François Morin	312,806,928	9,383,640	920,180	13,626,732
David J. Mulholland	322,120,730	56,069	933,949	13,626,732
Chiara Nannini	312,279,386	9,897,742	933,620	13,626,732
Maamoun Rajeh	321,992,556	195,894	922,298	13,626,732
William Soares	322,071,595	54,975	984,178	13,626,732
Alan Tiernan	322,111,915	57,216	941,617	13,626,732
Christine Todd	322,060,936	119,479	930,333	13,626,732
Item 5. The vote on the shareholder proposal requesting that the Company report to shareholders on the effectiveness of its diversity, equity, and inclusion efforts. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
42,814,343	278,492,913	1,803,492	13,626,732

ITEM 8.01    Other Events.

Preferred Share Dividends. On May 7, 2025, the Board of Directors (the “Board”) of ACGL declared dividends with respect to the outstanding 13,200,000 depositary shares, each representing a 1/1000th interest in a share of 5.45% Non-Cumulative Preferred Shares, Series F, $0.01 per share (“Series F Shares”), with a $25,000 liquidation preference per share (equivalent to a $25.00 liquidation preference per depositary share), as outlined below. All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on June 30, 2025 to holders of record of the Series F Shares, as of June 15, 2025, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date. In addition, the Board declared dividends with respect to the Series F Shares, to be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2025 to holders of record of the Series F Shares, as of September 15, 2025, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series F	6/30/25	3/31/25-6/29/25	$4,496,250	$0.340625
Series F	9/30/25	6/30/25-9/29/25	$4,496,250	$0.340625
In addition, on May 7, 2025, the Board of ACGL declared dividends with respect to the outstanding 20,000,000 depositary shares, each representing a 1/1000th interest in a share of 4.55% Non-Cumulative Preferred Shares, Series G, $0.01 per share (“Series G Shares”), with a $25,000 liquidation preference per share (equivalent to a $25.00 liquidation preference per depositary share), as outlined below. All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on June 30, 2025 to holders of record of the Series G Shares, as of June 15, 2025, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date. In addition, the Board declared dividends with respect to the Series G Shares, to be payable out of lawfully available funds for the payment of dividends under Bermuda law on September 30, 2025 to holders of record of the Series G Shares, as of September 15, 2025, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series G	6/30/25	3/31/25-6/29/25	$5,687,500	$0.284375
Series G	9/30/25	6/30/25-9/29/25	$5,687,500	$0.284375
ITEM 9.01    Financial Statements and Exhibits.
(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: May 8, 2025	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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